                                                                    EXHIBIT 99.2

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined financial statements set forth below give effect to the Merger on a retroactive basis. The unaudited pro forma condensed combined balance sheet as of June 30, 1998 gives effect to the Merger as if it had occurred on June 30, 1998, and combines the historical consolidated balance sheets of Brooks and FASTech as of June 30, 1998. The unaudited pro forma condensed combined statements of operations give effect to the Merger as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations for the fiscal years ended September 30, 1995, 1996 and 1997 combine Brooks' historical consolidated statements of operations for the fiscal years ended September 30, 1995, 1996 and 1997 with FASTech's historical consolidated statements of operations for the fiscal years ended December 31, 1995, 1996 and 1997, respectively. The unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 1997 combines Brooks' historical consolidated statement of operations for the nine months ended June 30, 1997 with FASTech's historical consolidated statement of operations for the nine months ended September 30, 1997. The unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 1998 combines Brooks' historical consolidated statement of operations for the nine months ended June 30, 1998 with FASTech's historical consolidated statements of operations for the six months ended June 30, 1998 and the three months ended December 31, 1997. Accordingly, FASTech's historical consolidated statement of operations for the three months ended December 31, 1997 has been included in the unaudited pro forma condensed combined statements of operations for both the fiscal year ended September 30, 1997 and the nine months ended June 30, 1998.

     Brooks and FASTech estimate that they will incur direct transaction costs of approximately $600,000 associated with the Merger, which will be charged to operations as incurred. There can be no assurance that the combined company will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

     The unaudited pro forma condensed combined financial information set forth below is presented for illustrative purposes only, and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future financial position or results of operations of the combined companies.

                            BROOKS AUTOMATION, INC.

                       PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1998
                                  (UNAUDITED)
                     (In thousands, except per share data)

                                                          Historical      Historical           Pro Forma            Pro Forma
                                                            Brooks         FASTech            Adjustments           Combined
                                                       --------------     -----------         -----------           ----------
 ASSETS
 Current Assets:
       Cash and cash equivalents                             $ 65,308         $ 2,916         $        -            $  68,224
       Accounts receivable, net                                23,560           2,735                  -               26,295
       Inventories                                             23,689               -                  -               23,689
       Prepaid expenses and other current assets                2,306             292                  -                2,598
       Deferred income taxes                                    4,963               -                  -                4,963
                                                       --------------     -----------         -----------          ----------

           Total current assets                               119,826           5,943                  -              125,769
 Fixed assets, net                                             18,315           2,343                  -               20,658
 Other assets                                                   3,687             296                  -                3,983
                                                       --------------     -----------         -----------          ----------

           Total assets                                     $ 141,828         $ 8,582         $        -            $ 150,410
                                                       ==============     ===========         ===========          ==========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
       Accounts payable                                       $ 5,843         $ 1,242      $           -            $   7,085
       Accrued expenses and other current liabilities           5,170           6,649                600  (1)          12,419
                                                       --------------     -----------         -----------          ----------

           Total current liabilities                           11,013           7,891                600               19,504
       Long-term debt and other liabilities                     1,068           2,291                  -                3,359
                                                       --------------     -----------         -----------          ----------

           Total liabilities                                   12,081          10,182                600               22,863
                                                       --------------     -----------         -----------          ----------

 Redeemable convertible preferred stock                             -          10,625            (10,625) (1)               -

 Stockholders' Equity:
       Preferred stock                                              -             152               (152) (1)               -
       Common stock                                               101               -                  9  (1)             110
       Common stock warrants                                        -             420                  -                  420
       Additional paid-in capital                             117,772               -             10,768  (1)         128,540
       Cumulative translation adjustment                         (394)           (125)                 -                 (519)
       Deferred compensation                                     (320)              -                  -                 (320)
       Retained earnings (Accumulated deficit)                 12,588         (12,672)              (600) (1)            (684)
                                                       --------------     -----------         -----------          ----------

           Total stockholders' equity (deficit)               129,747         (12,225)            10,025              127,547
                                                       --------------     -----------         -----------          ----------

           Total liabilities and stockholders' equity       $ 141,828         $ 8,582         $         -           $ 150,410
                                                       ==============     ===========         ===========          ==========

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                            BROOKS AUTOMATION, INC.

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                     (In thousands, except per share data)

                                                        Years ended September 30,             Nine months ended June 30,
                                                --------------------------------------        --------------------------
                                                  1995           1996           1997              1997          1998
                                                --------------------------------------        --------------------------
 Revenues                                       $ 68,488      $ 112,730      $ 108,741          $ 72,917      $ 79,550
 Cost of revenues                                 34,084         57,961         63,761            42,060        57,012
                                                --------------------------------------        --------------------------

 Gross profit                                     34,404         54,769         44,980            30,857        22,538
                                                --------------------------------------        --------------------------

 Operating expenses:
      Research and development                    11,258         18,336         20,592            14,461        18,170
      Selling, general and administrative         14,898         23,176         23,952            17,057        20,375
                                                --------------------------------------        --------------------------

         Total operating expenses                 26,156         41,512         44,544            31,518        38,545
                                                --------------------------------------        --------------------------

 Income (loss) from operations                     8,248         13,257            436              (661)      (16,007)
 Other income (expense), net                          62            (64)          (770)             (520)        2,237
                                                --------------------------------------        --------------------------

 Income (loss) before income taxes                 8,310         13,193           (334)           (1,181)      (13,770)
 Income tax provision (benefit)                    1,705          4,599          1,267              (161)       (1,541)
                                                --------------------------------------        --------------------------

 Net income (loss)                               $ 6,605        $ 8,594       $ (1,601)         $ (1,020)    $ (12,229)
                                                ======================================        ==========================
 Net income (loss) per share:
      Basic                                        $0.98          $1.04         ($0.19)           ($0.12)       ($1.12)
      Diluted                                      $0.86          $0.94         ($0.19)           ($0.12)       ($1.12)

 Number of shares used in calculating
   net income (loss) per share:
      Basic                                        6,768          8,303          8,493             8,424        10,936
      Diluted                                      7,673          9,152          8,493             8,424        10,936

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                         NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

1.  PRO FORMA BASIS OF PRESENTATION

     These unaudited pro forma condensed combined financial statements give effect to the Merger as if it had occurred on the dates or at the beginning of the periods presented (as applicable), reflecting the issuance of 0.127469 of a share of Brooks common stock for each share of FASTech common stock, and 0.147209, 0.167118, 0.197585, 0.372104 and 0.252057 of a share of Brooks common stock for each share of FASTech Series A, B, C, D and E preferred stock, respectively. Additionally at the Effective Time, all outstanding options and warrants to purchase FASTech common stock will be exchanged for options and warrants to purchase Brooks common stock, based on the Common Stock Conversion Ratio of 0.127469. As of June 30, 1998, options and warrants to purchase a total of 699,820 and 250,000 shares of FASTech common stock, respectively, were outstanding.

     The unaudited pro forma condensed combined financial statements set forth below give effect to the Merger on a retroactive basis. The unaudited pro forma condensed combined balance sheets as of June 30, 1998 give effect to the Merger as if it had occurred on June 30, 1998, and combines the historical consolidated balance sheets of Brooks and FASTech as of June 30, 1998. The unaudited pro forma condensed combined statements of operations give effect to the Merger as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations for the fiscal years ended September 30, 1995, 1996 and 1997 combine Brooks' historical consolidated statements of operations for the fiscal years ended September 30, 1995, 1996 and 1997 with FASTech's historical consolidated statements of operations for the fiscal years ended December 31, 1995, 1996 and 1997, respectively. The unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 1997 combines Brooks' historical consolidated statement of operations for the nine months ended June 30, 1997 with FASTech's historical consolidated statements of operations for the nine months ended September 30, 1997. The unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 1998 combines Brooks' historical consolidated statement of operations for the nine months ended June 30, 1998 with FASTech's historical consolidated statements of operations for the six months ended June 30, 1998 and the three months ended December 31, 1997. Accordingly, FASTech's historical consolidated statement of operations for the three months ended December 31, 1997, which includes revenues of $5,018,000 and a net loss of $2,624,000, has been included in the unaudited pro forma condensed combined statements of operations for both the fiscal year ended September 30, 1997 and the nine months ended June 30, 1998.


2.   PRO FORMA EARNINGS PER SHARE

     The unaudited pro forma combined earnings per share information is based upon the weighted average number of common and dilutive potential common shares outstanding of Brooks and FASTech for each period presented, giving effect to the Merger as if it occurred at the beginning of the earliest period presented, using exchange ratios of 0.127469 of a share of Brooks common stock for each share of FASTech common stock, and 0.147209, 0.167118, 0.197585, 0.372104 and
0.252057 of a share of Brooks common stock for each share of FASTech Series A, B, C, D and E preferred stock, respectively.


3.   CONFORMING ADJUSTMENTS AND INTERCOMPANY TRANSACTIONS

     There were no material adjustments required to conform the accounting policies of Brooks and FASTech. For the purposes of presenting the unaudited pro forma condensed combined statements of operations, dividends accrued on preferred stock in the historical FASTech financial statements were eliminated. There are no material intercompany transactions included in the unaudited pro forma condensed combined financial statements.

4.   TRANSACTION COSTS

     It is estimated that the combined company will incur charges to operations of approximately $600,000 representing direct transaction costs of the Merger, primarily for accounting and legal fees. The estimated charge is reflected in the unaudited condensed pro forma balance sheet as of June 30, 1998, but is not reflected in the unaudited pro forma condensed combined statements of operations. These non-recurring transaction costs will be charged to operations
as incurred.   These costs reflect a preliminary estimate only and, therefore, are subject to change.

     It is expected that following the Merger, the combined company will incur additional significant costs associated with integrating the two companies, which amounts will be charged to operations as incurred. The amount of such costs is not currently reasonably estimable and, accordingly, the amount has not been reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 1998. There can be no assurance that the combined company will not incur additional material charges to reflect costs associated with the Merger, or that management will be successful in its efforts to integrate the operations of the two companies.